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                                                                   EXHIBIT 23.3


                       CONSENT OF INDEPENDENT AUDITORS

          We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the 1993 Stock Option Plan, as Amended and Restated, of our report dated January 31, 1996, with respect to the financial statements of Sparta Pharmaceuticals, Inc. included in SuperGen, Inc.'s Current Report on Form 8-K dated August 26, 1999 filed with the Securities and Exchange Commission.

                                          /s/  ERNST & YOUNG LLP


Raleigh, North Carolina
September 15, 1999